                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS B SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation
that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class B shares;
and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

1.        Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class B shares.
          The categories of expenses are as follows:

     a.   Service Fees. The Fund shall pay to the Distributor monthly in arrears a shareholder  servicing fee (the "Shareholder  Servicing Fee") at the rate of 0.25% per annum on the Fund's Class B shares  outstanding  for less  than one  year.  The  Fund  shall  also  pay to the  Distributor quarterly a  Shareholder  Servicing Fee at the rate of 0.25% per annum on  Class B  shares  that are  outstanding  for one year or more.  The
          Shareholder  Servicing Fee is designed to compensate  Distributor  for paying Service Fees to broker-  dealers with whom  Distributor  has an agreement.

     b.   Distribution  Fees. The Fund shall pay to the  Distributor  monthly in arrears its  "Allocable  Portion" (as  described in Schedule A to this
          Plan "Allocation Schedule", and until such time as the Fund designates a successor to AFD as distributor,  the Allocable  Portion shall equal
          100%) of a fee (the  "Distribution  Fee"), which shall accrue each day in an amount equal to the product of (A) the daily equivalent of 0.75%
          per annum

          multiplied  by (B) the net asset  value of the  Fund's  Class B shares outstanding on each day.

                  The Distributor may sell and assign its right to its Allocable
Portion (but not its obligations to the Fund under the Agreement) of the
Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable
Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class B shares shall provide that:

     (i)  the Distributor will be deemed to have performed all services required to be  performed  in order to be  entitled  to receive  its  Allocable
          Portion of the Distribution Fee payable in respect of each "Commission
          Share" (as defined in the  Allocation  Schedule)  upon the  settlement date of each sale of such  Commission  Share  taken  into  account  in determining such  Distributor's  Allocable Portion of the Distribution
          Fee;

     (ii) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement,  the Fund's obligation to pay the Distributor its Allocable
          Portion of the  Distribution  Fee shall not be  terminated or modified
          (including  without  limitation,  by change in the rules applicable to the conversion of the Class B shares into shares of another class) for any reason  (including  a  termination  of this Plan or the  Agreement between such Distributor and the Fund) except:

          (a)  to the extent required by a change in the Investment  Company Act of 1940 (the "1940  Act"),  the rules and  regulations  under the
               1940  Act,  the  Conduct  Rules of the  National  Association  of
               Securities Dealers,  Inc. (the "NASD"), or any judicial decisions or  interpretive  pronouncements  by the  Securities and Exchange
               Commission,  which is  either  binding  upon the  Distributor  or generally  complied with by similarly  situated  distributors  of mutual fund shares,  in each case enacted,  promulgated,  or made after March 15, 2000,

          (b)  on a basis  which  does not  alter  the  Distributor's  Allocable
               Portion  of the  Distribution  Fee  computed  with  reference  to
               Commission  Shares of the Fund, the Date of Original Issuance (as
               defined in the  Allocation  Schedule) of which occurs on or prior to the  adoption of such  termination  or  modification  and with respect to Free  Shares (as defined in the  Allocation  Schedule)
               which would be attributed to the Distributor under the Allocation
               Schedule with reference to such Commission Shares, or

          (c)  in connection  with a Complete  Termination (as defined below) of this Plan by the Fund;

                                        2

     (iii)the Fund will not take any  action to waive or change  any  contingent deferred sales charge  ("CDSC") in respect to the Class B shares,  the
          Date of Original Issuance of which occurs on or prior to the taking of such action  except as provided in the Fund's  prospectus or statement of  additional  information  on the date  such  Commission  Share  was issued, without the consent of the Distributor or its assigns;

     (iv) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement,  none  of the  termination  of the  Distributor's  role  as principal  underwriter  of  the  Class  B  shares  of  the  Fund,  the termination  of the  Agreement  or the  termination  of this Plan will terminate  the  Distributor's  right to its  Allocable  Portion of the
          CDSCs in respect of Class B shares of the Fund;

     (v)  except as provided in (ii) above and  notwithstanding  anything to the contrary in this Plan or the Agreement,  the Fund's  obligation to pay the Distributor's Allocable Portion of the Distribution Fees and CDSCs
          payable in respect of the Class B shares of the Fund shall be absolute and  unconditional  and  shall  not be  subject  to  dispute,  offset, counterclaim or any defense whatsoever,  at law or equity,  including, without  limitation,  any of the foregoing  based on the insolvency or bankruptcy of the Distributor; and

     (vi) until the  Distributor  has been  paid its  Allocable  Portion  of the
          Distribution  Fees in respect  of the Class B shares of the Fund,  the
          Fund will not adopt a plan of  liquidation  in  respect of the Class B shares  without the consent of the  Distributor  and its assigns.  For purposes of this Plan, the term Allocable  Portion of the Distribution
          Fees or CDSCs  payable  in respect of the Class B shares as applied to any Distributor  shall mean the portion of such  Distribution  Fees or
          CDSCs payable in respect of such Class B shares of the Fund  allocated to the  Distributor in accordance  with the Allocation  Schedule as it relates to the Class B shares of the Fund,  and until such time as the
          Fund  designates  a successor  to AFD as  distributor,  the  Allocable
          Portion  shall  equal 100% of the  Distribution  Fees and  CDSCs.  For purposes of this Plan, the term "Complete  Termination"  in respect of this Plan as it relates to the Class B shares means a  termination  of
          this  Plan  involving  the  complete   cessation  of  the  payment  of
          Distribution Fees in respect of all Class B shares, the termination of the distribution plans and principal underwriting agreements,  and the complete  cessation  of the payment of any asset  based  sales  charge
          (within the meaning of the Conduct  Rules of the NASD) or similar fees in respect  of the Fund and any  successor  mutual  fund or any mutual fund  acquiring a  substantial  portion of the assets of the Fund (the
          Fund  and such  other  mutual  funds  hereinafter  referred  to as the
          "Affected  Funds")  and in  respect  of the  Class B shares  and every
          future  class  of  shares   (other  than  future   classes  of  shares
          established more than eight years after the date of such  termination)
          which has substantially similar  characteristics to the Class B shares
          (all such classes of shares the "Affected  Classes of Shares") of such
          Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly
          or

                                        3

          indirectly by the holders of such shares; provided that

          (a)  the Board of  Directors of such  Affected  Funds,  including  the
               Independent  Directors (as defined below) of the Affected  Funds, shall  have  determined  that  such  termination  is in the  best interest  of such  Affected  Funds and the  shareholders  of such
               Affected Funds, and

          (b)  such termination does not alter the CDSC as in effect at the time of such termination  applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2.   Approval by the Board.  This Plan shall not take  effect  until it has been approved,  together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the
     Fund who are not  "interested  persons" of the Fund (as defined in the 1940
     Act) and have no direct or indirect  financial interest in the operation of this Plan or any  agreement  related to it (the  "Independent  Directors"), cast in person at a meeting  called for the  purpose of voting on this Plan and/or such agreement.

3.   Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person  authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement,  and the Board shall review, a written report of the amounts  expended  pursuant to this Plan and the purposes for which such expenditures were made.

4.   Termination  of Plan.  This Plan may be terminated as to the Fund's Class B shares at any time by vote of a majority of the Independent  Directors,  or by vote of a majority of the outstanding Class B shares of the Fund. Unless sooner  terminated  in  accordance  with this  provision,  this Plan  shall continue in effect until  December 31, 2005. It may thereafter be continued
     from year to year in the manner provided for in paragraph 2 hereof.

                  Notwithstanding the foregoing or paragraph 6, below, any
amendment or termination of this Plan shall not affect the rights of the
Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5.   Requirements of Agreement.  Any Agreement  related to this Plan shall be in writing, and shall provide:

     a.   that  such  agreement  may be  terminated  as to the Fund at any time, without  payment  of any  penalty  by the  vote of a  majority  of the
          Independent  Directors  or by a vote of a majority of the  outstanding
          Class B shares of the Fund,  on not more than sixty (60) days' written notice to any other party to the agreement; and

     b.   that such agreement shall terminate automatically in the event of its

                                        4

           assignment.

6.   Amendment.  This Plan may not be amended to increase materially the maximum amount of fee or other  distribution  expenses  provided for in paragraph 1 hereof with respect to the Class B shares of the Fund unless such amendment is approved by vote of a majority of the outstanding  voting  securities of the Class B shares of the Fund and as provided in  paragraph 2 hereof,  and no other material  amendment to this Plan shall be made unless  approved in the manner provided for in paragraph 2 hereof.

7.   Nomination  of Directors.  While this Plan is in effect,  the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

8.   Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one  series,  this Plan may be  adopted,  amended,  continued  or renewed with respect to a series as provided herein,  notwithstanding  that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.   Record  Retention.  The Fund  shall  preserve  copies  of this Plan and any related  agreement  and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan,  or such  agreement or  reports,  as the case may be,  the first  two (2)  years of which  such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By                                            By
         --------------------------                  -------------------------

                                        5

                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [Name of Fund]
                         relating to its Class B shares

                               ALLOCATION SCHEDULE

         The following relates solely to Class B shares.

         The Distributor's Allocable Portion of Distribution Fees and CDSCs in
respect of Class B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor
("Successor Distributor") in accordance with this Schedule.

         Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Principal
Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

         "Commission Share" means each B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a
CDSC upon redemption of such share (including, without limitation, any B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption
(including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

         "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

         "Free Share" means, in respect of a Fund, each B share of the Fund, other than a Commission Share (including, without limitation, any B share issued in connection with the reinvestment of dividends or capital gains).

         "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

         "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

         "Omnibus Share" means, in respect of a Fund, a Commission Share or Free
Share sold by one of the selling agents listed on [Exhibit I]. If, subsequent to the Successor Distributor

                                       A-1

becoming exclusive distributor of the Class B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and
Free Shares sold by any of the selling agents listed on Exhibit I in the same manner as Commission Shares and Free Shares are currently tracked in respect of selling agents not listed on Exhibit I, then Exhibit I shall be amended to delete such selling agent from Exhibit I so that Commission Shares and Free
Shares sold by such selling agent will no longer be treated as Omnibus Shares.

PART I:  ATTRIBUTION OF CLASS B SHARES

         Class B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

         (1) Commission Shares other than Omnibus Shares:

                  (a) Commission Shares that are not Omnibus Shares
         ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

                  (b) Non-Omnibus Commission Shares attributable to each
         Successor Distributor shall be those Non-Omnibus Commission Shares the
         Date of Original Issuance of which occurs after the date such Successor
         Distributor became the exclusive distributor of Class B shares of the
         Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

                  (c) A Non-Omnibus Commission Share of a Fund issued in
         consideration of the investment of proceeds of the redemption of a
         Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of
         Original Issuance identical to the Date of Original Issuance of the
         Non-Omnibus Commission Share of the Redeeming Fund, and any such
         Commission Share will be attributed to the Distributor or Successor
         Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

         (2) Free Shares:

         Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a
Successor Distributor, as the case may be, in the same proportion that the
Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

                                       A-2

         (3)      Omnibus Shares:

         Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the
Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c)
above.

PART II:  ALLOCATION OF CDSCs

         (1) CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

         CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

         (2) CDSCs Related to the Redemption of Omnibus Shares:

         CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Commission Shares are allocated to each thereof;
provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus
Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the
Distributor or a Successor Distributor, as the case may be, in accordance with
Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

         Assuming that the Distribution Fee remains constant over time so that
Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all
Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such
Distribution Fee by the following fraction:

                         (A + C)/2 divided by (B + D)/2

where:

A=       The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

                                       A-3

B=       The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C=       The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D=       The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

         (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset
Value of the Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the
Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor
Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A=       Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor
         Distributor, as the case may be

B=       Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV:  ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH
SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

         The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the
Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's
Allocable Portion had no such change occurred, the definitions of the
Distributor's Allocable Portion and/or the Successor Distributor's Allocable
Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the
Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                                       A-4

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS C SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation
that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class C shares;
and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

1.   Payments to  Distributor.  The Fund may expend pursuant to this Plan and as set forth below an  aggregate  amount not to exceed  1.00% per annum of the average  net  assets  of the  Fund's  Class C shares.
     The categories of expenses are as follows:

     a.   Service Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears a service fee (the "Service Fee"), which shall accrue daily in an amount equal to the daily  equivalent  of 0.25% per annum of the net asset value of the Fund's Class C shares  outstanding on each day. The Service Fee  compensates  the  Distributor for paying service-related expenses,  including Service Fees to others in respect of Class C shares of the Fund.

     b.   Distribution  Fees.  The Fund  shall  pay to the  Distributor  no more frequently  than  monthly  in  arrears  its  "Allocable  Portion"  (as described in Schedule A to this Plan "Allocation Schedule",  and until such time as the Fund  designates a successor  to AFD as  distributor, the Allocable  Portion  shall equal 100%) of a fee (the  "Distribution
          Fee"),  which  shall  accrue  daily in an  amount  equal to the  daily equivalent of 0.75% per annum of the net

                                                         1

          asset value of the Fund's Class C shares  outstanding on each day. The
          Distribution   Fee   compensates   the   Distributor   for   providing
          distribution and  sales-related  services in respect of Class C shares of the Fund.

                  The Distributor may sell and assign its right to its Allocable
Portion (but not its obligations to the Fund under the Agreement) of the
Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable
Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class C shares shall provide that:

     (i)  the Distributor will be deemed to have performed all services required to be  performed  in order to be  entitled  to receive  its  Allocable
          Portion of the Distribution Fee payable in respect of each "Commission
          Share" (as defined in the  Allocation  Schedule)  upon the  settlement date of each sale of such  Commission  Share  taken  into  account  in determining such  Distributor's  Allocable Portion of the Distribution
          Fee;

     (ii) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement,  the Fund's obligation to pay the Distributor its Allocable
          Portion of the  Distribution  Fee shall not be  terminated or modified
          (including  without  limitation,  by change in the rules applicable to the conversion of the Class C shares into shares of another class) for any reason  (including  a  termination  of this Plan or the  Agreement between such Distributor and the Fund) except:

          (a)  to the extent required by a change in the Investment  Company Act of 1940 (the "1940  Act"),  the rules and  regulations  under the
               1940  Act,  the  Conduct  Rules of the  National  Association  of
               Securities Dealers,  Inc. (the "NASD"), or any judicial decisions or  interpretive  pronouncements  by the  Securities and Exchange
               Commission,  which is  either  binding  upon the  Distributor  or generally  complied with by similarly  situated  distributors  of mutual fund shares,  in each case enacted,  promulgated,  or made after March 15, 2001,

          (b)  on a basis  which  does not  alter  the  Distributor's  Allocable
               Portion  of the  Distribution  Fee  computed  with  reference  to
               Commission  Shares of the Fund, the Date of Original Issuance (as
               defined in the  Allocation  Schedule) of which occurs on or prior to the  adoption of such  termination  or  modification  and with respect to Free  Shares (as defined in the  Allocation  Schedule)
               which would be attributed to the Distributor under the Allocation
               Schedule with reference to such Commission Shares, or

                                                         2

          (c)  in connection  with a Complete  Termination (as defined below) of this Plan by the Fund;

     (iii) the Fund will not take any action to waive or change  any  contingent deferred sales charge  ("CDSC") in respect of the Class C shares,  the
          Date of Original Issuance of which occurs on or prior to the taking of such action  except as provided in the Fund's  prospectus or statement of  additional  information  on the date  such  Commission  Share  was issued, without the consent of the Distributor or its assigns;

     (iv) notwithstanding   anything  to  the  contrary  in  this  Plan  or  the
          Agreement,  none  of the  termination  of the  Distributor's  role  as principal  underwriter  of  the  Class  C  shares  of  the  Fund,  the termination  of the  Agreement  or the  termination  of this Plan will terminate  the  Distributor's  right to its  Allocable  Portion of the
          CDSCs in respect of Class C shares of the Fund;

     (v)  except as provided in (ii) above and  notwithstanding  anything to the contrary in this Plan or the Agreement,  the Fund's  obligation to pay the Distributor's Allocable Portion of the Distribution Fees and CDSCs
          payable in respect of the Class C shares of the Fund shall be absolute and  unconditional  and  shall  not be  subject  to  dispute,  offset, counterclaim or any defense whatsoever,  at law or equity,  including, without  limitation,  any of the foregoing  based on the insolvency or bankruptcy of the Distributor; and

     (vi) until  the  Distributor  has been  paid it  Allocable  Portion  of the
          Distribution  Fees in respect  of the Class C shares of the Fund,  the
          Fund will not adopt a plan of  liquidation  in  respect of the Class C shares  without the consent of the  Distributor  and its assigns.  For purposes of this Plan, the term Allocable  Portion of the Distribution
          Fees or CDSCs  payable  in respect of the Class C shares as applied to any Distributor  shall mean the portion of such  Distribution  Fees or
          CDSCs payable in respect of such Class C shares of the Fund  allocated to the  Distributor in accordance  with the Allocation  Schedule as it relates to the Class C shares of the Fund,  and until such time as the
          Fund  designates  a successor  to AFD as  distributor,  the  Allocable
          Portion  shall  equal 100% of the  Distribution  Fees and  CDSCs.  For purposes of this Plan, the term "Complete  Termination"  in respect of this Plan as it relates to the Class C shares means a  termination  of
          this  Plan  involving  the  complete   cessation  of  the  payment  of
          Distribution Fees in respect of all Class C shares, the termination of the distribution plans and principal underwriting agreements,  and the complete  cessation  of the payment of any asset  based  sales  charge
          (within the meaning of the Conduct  Rules of the NASD) or similar fees in respect  of the Fund and any  successor  mutual  fund or any mutual fund  acquiring a  substantial  portion of the assets of the Fund (the
          Fund  and such  other  mutual  funds  hereinafter  referred  to as the
          "Affected Funds") and in

                                                         3

          respect of the Class C shares and every future class of shares  (other than future classes of shares established more than one year after the
          date  of   such   termination)   which   has   substantially   similar
          characteristics  to the Class C shares (all such classes of shares the
          "Affected  Classes of  Shares")  of such  Affected  Funds  taking into account the manner of payment and amount of asset based sales  charge,
          CDSC or other  similar  charges  borne  directly or  indirectly by the holders of such shares; provided that

          (a)  the Board of  Directors of such  Affected  Funds,  including  the
               Independent  Directors (as defined below) of the Affected  Funds, shall  have  determined  that  such  termination  is in the  best interest  of such  Affected  Funds and the  shareholders  of such
               Affected Funds, and

          (b)  such termination does not alter the CDSC as in effect at the time of such termination  applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2.   Approval by the Board.  This Plan shall not take  effect  until it has been approved,  together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the
     Fund who are not  "interested  persons" of the Fund (as defined in the 1940
     Act) and have no direct or indirect  financial interest in the operation of this Plan or any  agreement  related to it (the  "Independent  Directors"), cast in person at a meeting  called for the  purpose of voting on this Plan and/or such agreement.

3.   Review of Expenditures. At least quarterly, the Board of Directors shall be provided by any person  authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement,  and the Board shall review, a written report of the amounts  expended  pursuant to this Plan and the purposes for which such expenditures were made.

4.   Termination  of Plan.  This Plan may be terminated as to the Fund's Class C shares at any time by vote of a majority of the Independent  Directors,  or by vote of a majority of the outstanding Class C shares of the Fund. Unless sooner  terminated  in  accordance  with this  provision,  this Plan  shall continue in effect until  December 31, 2005. It may thereafter be continued
     from year to year in the manner provided for in paragraph 2 hereof.

     Notwithstanding  the  foregoing  or paragraph  6, below,  any  amendment or termination of this Plan shall not affect the rights of the  Distributor to
     receive  its  Allocable   Portion  of  the  Distribution  Fee,  unless  the
     termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5.   Requirements of Agreement.  Any Agreement  related to this Plan shall be in writing, and shall provide:

                                                         4

     a.   that  such  agreement  may be  terminated  as to the Fund at any time, without  payment  of any  penalty  by the  vote of a  majority  of the
          Independent  Directors  or by a vote of a majority of the  outstanding
          Class C shares of the Fund,  on not more than sixty (60) days' written notice to any other party to the agreement; and

     b.   that such agreement shall terminate  automatically in the event of its assignment.

6.   Amendment.  This Plan may not be amended to increase materially the maximum amount of fees or other  distribution  expenses provided for in paragraph 1 hereof with respect to the Class C shares of the Fund unless such amendment is approved by vote of a majority of the outstanding  voting  securities of the Class C shares of the Fund and as provided in  paragraph 2 hereof,  and no other material  amendment to this Plan shall be made unless  approved in the manner provided for in paragraph 2 hereof.

7.   Nomination  of Directors.  While this Plan is in effect,  the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

8.   Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one  series,  this Plan may be  adopted,  amended,  continued  or renewed with respect to a series as provided herein,  notwithstanding  that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.   Record  Retention.  The Fund  shall  preserve  copies  of this Plan and any related  agreement  and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan,  or such  agreement or  reports,  as the case may be,  the first  two (2)  years of which  such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

                     [Name of Fund]

                     By ______________________________

                     By ______________________________

                                                         5

                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [Name of Fund]
                         relating to its Class C shares

                               ALLOCATION SCHEDULE

                  The following relates solely to Class C shares.

                  The Distributor's Allocable Portion of Distribution Fees and
CDSCs in respect of Class C shares shall be 100% until such time as the
Distributor shall cease to serve as exclusive distributor of Class C shares;
thereafter, collections that constitute CDSCs and Distribution Fees relating to
Class C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor's Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

                  Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated
Principal Underwriting Agreement (the "Distribution Agreement"), of which this
Schedule is a part. As used herein the following terms shall have the meanings indicated:

                  "Commission Share" means each C share issued under
circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable
Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

                  "Date of Original Issuance" means in respect of any Commission
Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

                  "Free Share" means, in respect of a Fund, each C share of the
Fund, other than a Commission Share (including, without limitation, any C share issued in connection with the reinvestment of dividends or capital gains).

                  "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

                  "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

                  "Omnibus Share" means, in respect of a Fund, a Commission
Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account ("Omnibus Selling Agents").

                                                        A-1

If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the
Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and
Free Shares (defined below) are currently tracked, then Omnibus Shares of such
Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I:  ATTRIBUTION OF CLASS C SHARES

                  Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

                  (1) Commission Shares other than Omnibus Shares:

                         (a) Commission Shares that are not Omnibus Shares
                  ("Non-Omnibus Commission Shares") attributed to the
                  Distributor shall be those Non-Omnibus Commission Shares (i)
                  the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of
                  Class C shares of the Fund and (ii) that are subject to a CDSC
                  (without regard to any conditions for waivers thereof).

                         (b) Non-Omnibus Commission Shares attributable to each
                  Successor Distributor shall be those Non-Omnibus Commission
                  Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive
                  distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for
                  waivers thereof).

                         (c) A Non-Omnibus Commission Share of a Fund issued in
                  consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the
                  "Redeeming Fund") in connection with a permitted free
                  exchange, is deemed to have a Date of Original Issuance
                  identical to the Date of Original Issuance of the Non-Omnibus
                  Commission Share of the Redeeming Fund, and any such
                  Commission Share will be attributed to the Distributor or
                  Successor Distributor based upon such Date of Original
                  Issuance in accordance with rules (a) and (b) above.

                  (2)    Free Shares:

                  Free Shares that are not Omnibus Shares ("Non-Omnibus Free
Shares") of a Fund outstanding on any date shall be attributed to the
Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus
Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a),
(b) and (c) above.

                                                        A-2

                  (3)    Omnibus Shares:

                  Omnibus Shares of a Fund outstanding on any date shall be
attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non- Omnibus Commission Shares of the applicable
Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus
Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b)
and (c) above.

PART II:  ALLOCATION OF CDSCs

                  (1) CDSCs Related to the Redemption of Non-Omnibus Commission
Shares:

                  CDSCs in respect of the redemption of Non-Omnibus Commission
Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

                  (2) CDSCs Related to the Redemption of Omnibus Shares:

                  CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the
Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor
Distributor, as the case may be, in accordance with Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

                  Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1) The portion of the aggregate Distribution Fee accrued in respect of all
Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such
Distribution Fee by the following fraction:

                         (A + C)/2 divided by (B + D)/2
where:

A=   The aggregate Net Asset Value of all Class C shares of a Fund attributed to the  Distributor  or such  Successor  Distributor,  as the case may be, and outstanding at the beginning of such calendar month

                                                        A-3

B=   The  aggregate  Net  Asset  Value of all  Class C  shares  of a Fund at the beginning of such calendar month

C=   The aggregate Net Asset Value of all Class C shares of a Fund attributed to the  Distributor  or such  Successor  Distributor,  as the case may be, and outstanding at the end of such calendar month

D=   The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

                  (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net
Asset Value of the Commission Shares (or all Class C shares if available) of a
Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a
Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A=   Average  Net  Asset  Value  of all such  Class C shares  of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B=   Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV:  ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH
SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

                  The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's
Allocable Portion had no such change occurred, the definitions of the
Distributor's Allocable Portion and/or the Successor Distributor's Allocable
Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the
Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                                                        A-4

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                 CLASS F SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland Corporation
that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class F shares;
and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average net assets of the Fund's Class F shares.

               The categories of expenses permitted under this Plan include service fees ("Service Fees") and distribution fees ("Distribution Fees"), each in an amount not to exceed 0.25% per annum of the average net assets of the
Fund's Class F shares. The actual amounts paid shall be determined by the Board of Directors. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class F shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class F shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the
Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the
"Independent Directors"), cast

in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class F shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class F shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

                    a.   that such agreement may be terminated as to the Fund at
                         any time, without payment of any penalty by the vote of
                         a majority of the Independent Directors or by a vote of
                         a  majority  of the  outstanding  Class F shares of the
                         Fund, on not more than sixty (60) days' written  notice
                         to any other party to the agreement; and

                    b.   that such agreement  shall terminate  automatically  in
                         the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class F shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class F shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

                 [Name of Fund]

                 By ______________________________

                 By ______________________________

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                               CLASS 529-B SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class 529-B shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class 529-B shares.
The categories of expenses are as follows:

     a.   Service Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears a service fee (the "Service Fee"), which shall accrue daily in an amount equal to the daily  equivalent  of 0.25% per annum  of the  net  asset  value  of the  Fund's  Class  529-B  shares outstanding on each day. The Service Fee  compensates  the Distributor for paying service-related expenses,  including Service Fees to others in respect of Class 529-B shares of the Fund.

          b.   Distribution Fees. The Fund shall pay to the Distributor  monthly in arrears its "Allocable  Portion" as described in Schedule A to this Plan  ("Allocation  Schedule"),  and until  such time as the
               Fund designates a successor to AFD as distributor,  the Allocable
               Portion shall equal 100% of a fee (the "Distribution Fee"), which shall accrue daily in an amount equal to the daily  equivalent of
               0.75% per annum of the net asset value of the Fund's  Class 529-B shares outstanding on each day. The Distribution Fee

                                                       1

               compensates  the  Distributor  for  providing   distribution  and
               sales-related  services in respect of Class  529-B  shares of the
               Fund.

                  The Distributor may sell and assign its right to its Allocable
Portion (but not its obligations to the Fund under the Agreement) of the
Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable
Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class 529-B shares shall provide that:

          (i)  the  Distributor  will be deemed to have  performed  all services required to be  performed  in order to be entitled to receive its
               Allocable  Portion of the  Distribution Fee payable in respect of each "Commission  Share" (as defined in the Allocation  Schedule)
               upon the settlement  date of each sale of such  Commission  Share taken into account in determining  such  Distributor's  Allocable
               Portion of the Distribution Fee;

          (ii) notwithstanding  anything  to the  contrary  in this  Plan or the
               Agreement,  the  Fund's  obligation  to pay the  Distributor  its
               Allocable Portion of the Distribution Fee shall not be terminated or modified (including without limitation, by change in the rules applicable  to the  conversion  of the Class  529-B  shares  into shares of another class) for any reason  (including a termination of this Plan or the Agreement  between such  Distributor  and the
               Fund) except:

               (a)  to the extent required by a change in the Investment Company
                    Act of 1940 (the  "1940  Act"),  the  rules and  regulations under  the 1940  Act,  the  Conduct  Rules  of the  National
                    Association of Securities Dealers, Inc. (the "NASD"), or any
                    judicial  decisions or  interpretive  pronouncements  by the
                    Securities and Exchange Commission,  which is either binding upon the Distributor or generally complied with by similarly situated  distributors  of mutual fund shares,  in each case enacted, promulgated, or made after February 15, 2002,

               (b)  on a basis which does not alter the Distributor's  Allocable
                    Portion of the  Distribution  Fee computed with reference to
                    Commission Shares of the Fund, the Date of Original Issuance
                    (as defined in the  Allocation  Schedule) of which occurs on or prior to the adoption of such termination or modification
                    and  with   respect  to  Free  Shares  (as  defined  in  the
                    Allocation  Schedule)  which  would  be  attributed  to  the
                    Distributor under the Allocation  Schedule with reference to such Commission Shares, or

               (c)  in connection with a Complete Termination (as defined below)
                    of this Plan by the Fund;

                                                       2

          (iii) the  Fund  will  not take any  action  to  waive or  change  any contingent deferred sales charge ("CDSC") in respect of the Class
               529-B shares, the Date of Original Issuance of which occurs on or prior to the  taking of such  action  except as  provided  in the
               Fund's  prospectus or statement of additional  information on the date such Commission Share was issued, without the consent of the
               Distributor or its assigns;

          (iv) notwithstanding  anything  to the  contrary  in this  Plan or the
               Agreement,  none of the termination of the Distributor's  role as principal  underwriter of the Class 529-B shares of the Fund, the termination of the Agreement or the termination of this Plan will terminate the Distributor's right to its Allocable Portion of the
               CDSCs in respect of Class 529-B shares of the Fund;

          (v)  except as provided in (ii) above and notwithstanding  anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the  Distributor's  Allocable  Portion of the Distribution
               Fees and CDSCs  payable in respect of the Class  529-B  shares of the Fund shall be  absolute  and  unconditional  and shall not be
               subject  to  dispute,   offset,   counterclaim   or  any  defense
               whatsoever, at law or equity, including,  without limitation, any of the  foregoing  based on the  insolvency  or bankruptcy of the
               Distributor; and

          (vi) until the Distributor  has been paid it Allocable  Portion of the
               Distribution  Fees in  respect of the Class  529-B  shares of the
               Fund, the Fund will not adopt a plan of liquidation in respect of the Class 529-B shares without the consent of the Distributor and its  assigns.  For  purposes  of this  Plan,  the term  Allocable
               Portion of the  Distribution  Fees or CDSCs payable in respect of the Class 529-B shares as applied to any  Distributor  shall mean the portion of such Distribution Fees or CDSCs payable in respect of  such  Class  529-B  shares  of  the  Fund  allocated  to  the
               Distributor  in  accordance  with the  Allocation  Schedule as it relates  to the Class  529-B  shares of the Fund,  and until such time as the Fund  designates a successor  to AFD as  distributor, the Allocable  Portion shall equal 100% of the Distribution  Fees and  CDSCs.  For  purposes  of  this  Plan,  the  term  "Complete
               Termination"  in  respect of this Plan as it relates to the Class
               529-B  shares  means a  termination  of this Plan  involving  the complete cessation of the payment of Distribution Fees in respect of all Class 529-B shares and all Class B shares, the termination of the  distribution  plans  relating to Class  529-B  shares and
               Class B shares and principal underwriting agreements with respect to Class  529-B  shares  and  Class B  shares,  and the  complete cessation of the payment of any asset based sales charge  (within the meaning of the Conduct  Rules of the NASD) or similar fees in respect of all Class  529-B  shares and all Class B shares of the
               Fund and any successor mutual fund or any mutual fund acquiring a substantial  portion of the assets of the Fund (the Fund and such other  mutual  funds  hereinafter  referred  to as the  "Affected
               Funds")  and in respect of the Class  529-B  shares,  the Class B
               Shares  and every  future  class of  shares  (other  than  future classes of shares  established  more than eight  years  after the date of such

                                                       3

               termination) which has substantially  similar  characteristics to the Class 529-B shares or the Class B Shares (all such classes of shares the "Affected  Classes of Shares") of such Affected  Funds taking  into  account  the manner of payment  and amount of asset based sales charge,  CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that

               (a)  the  Board of  Directors/Trustees  of such  Affected  Funds, including  the  Independent  Directors/Trustees  (as defined below) of the Affected  Funds,  shall have  determined  that such  termination  is in the best  interest of such Affected
                    Funds and the shareholders of such Affected Funds, and

               (b)  such termination does not alter the CDSC as in effect at the time of such termination  applicable to Commission Shares of the Fund,  the Date of Original  Issuance of which occurs on or prior to such termination.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of this
Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class 529-B shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class 529-B shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  Notwithstanding the foregoing or paragraph 6, below, any
amendment or termination of this Plan shall not affect the rights of the
Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

               a.   that such  Agreement may be terminated as to the Fund at any time,  without  payment  of any  penalty  by the  vote  of a majority  of the  Independent  Directors  or by a vote  of a majority of the outstanding  Class 529-B shares of the Fund, on not more than  sixty  (60)  days'  written  notice to any other party to the Agreement; and

                                                       4

               b.   that such Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-B shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-B shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
----------------------------------------------------------------

By
---------------------------------------------------------------

                                                       5

                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [Name of Fund]

                               ALLOCATION SCHEDULE

                  The following relates solely to Class 529-B shares.

                  The Distributor's Allocable Portion of Distribution Fees and
CDSCs in respect of Class 529-B shares shall be 100% until such time as the
Distributor shall cease to serve as exclusive distributor of Class 529-B shares;
thereafter, collections that constitute CDSCs and Distribution Fees relating to
Class 529-B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

                  Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated
Principal Underwriting Agreement (the "Distribution Agreement"), of which this
Schedule is a part. As used herein the following terms shall have the meanings indicated:

                  "Commission Share" means each 529-B share issued under
circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529-B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

                  "Date of Original Issuance" means in respect of any Commission
Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

                  "Free Share" means, in respect of a Fund, each 529-B share of the Fund, other than a Commission Share (including, without limitation, any
529-B share issued in connection with the reinvestment of dividends or capital gains).

                  "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

                  "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

                  "Omnibus Share" means, in respect of a Fund, a Commission
Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account. If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-B shares, the Distributor

                                                      A-1

reasonably determines that the transfer agent is able to track all Commission
Shares and Free Shares sold by any of the selling agents listed on Exhibit I in the same manner as Commission Shares and Free Shares are currently tracked in respect of selling agents not listed on Exhibit I, then Exhibit I shall be amended to delete such selling agent from Exhibit I so that Commission Shares and Free Shares sold by such selling agent will no longer be treated as Omnibus
Shares.

PART I: ATTRIBUTION OF CLASS 529-B SHARES

                  Class 529-B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

                  (1) Commission Shares other than Omnibus Shares:

                           (a) Commission Shares that are not Omnibus Shares
                  ("Non-Omnibus Commission Shares") attributed to the
                  Distributor shall be those Non-Omnibus Commission Shares the
                  Date of Original Issuance of which occurred on or after the
                  Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of
                  Class 529-B shares of the Fund.

                           (b) Non-Omnibus Commission Shares attributable to
                  each Successor Distributor shall be those Non-Omnibus
                  Commission Shares the Date of Original Issuance of which
                  occurs after the date such Successor Distributor became the exclusive distributor of Class 529-B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-B shares of the Fund.

                           (c) A Non-Omnibus Commission Share of a Fund issued
                  in consideration of the investment of proceeds of the
                  redemption of a Non-Omnibus Commission Share of another fund
                  (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance
                  identical to the Date of Original Issuance of the Non-Omnibus
                  Commission Share of the Redeeming Fund, and any such
                  Commission Share will be attributed to the Distributor or
                  Successor Distributor based upon such Date of Original
                  Issuance in accordance with rules (a) and (b) above.

                  (2) Free Shares:

                  Free Shares that are not Omnibus Shares ("Non-Omnibus Free
Shares") of a Fund outstanding on any date shall be attributed to the
Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determine that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus
Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a),
(b) and (c) above.

                                                      A-2

                  (3)      Omnibus Shares:

                  Omnibus Shares of a Fund outstanding on any date shall be
attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non- Omnibus Commission Shares of the applicable
Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus
Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b)
and (c) above.

PART II: ALLOCATION OF CDSCs

                  (1) CDSCs Related to the Redemption of Non-Omnibus Commission
Shares:

                  CDSCs in respect of the redemption of Non-Omnibus Commission
Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

                  (2) CDSCs Related to the Redemption of Omnibus Shares:

                  CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the
Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor
Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

                  Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

                  (1) The portion of the aggregate Distribution Fee accrued in respect of all Class 529-B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

         (A + C)/2    divided by      (B + D)/2

where:

          A=   The  aggregate  Net Asset Value of all Class 529-B  shares A= The aggregate  Net Asset  Value of all Class  529-B  shares of a Fund attributed to the Distributor or such Successor  Distributor,  as the  case  may  be,  and  outstanding  at the  beginning  of such calendar month

          B=   The aggregate Net Asset Value of all Class 529-B shares of a Fund at the beginning of such calendar month

          C=   The aggregate Net Asset Value of all Class 529-B shares of a Fund attributed to the Distributor or such Successor  Distributor,  as the  case may be,  and  outstanding  at the end of such  calendar month

          D=   The aggregate Net Asset Value of all Class 529-B shares of a Fund at the end of such calendar month

                  (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net
Asset Value of the Commission Shares (or all Class 529-B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-B shares of a Fund during a particular calendar month will be allocated to the
Distributor or a Successor Distributor by multiplying the total of such
Distribution Fee by the following fraction:

         (A)/(B)

where:

          A=   Average Net Asset Value of all such Class 529-B  shares of a Fund for  such  calendar  month  attributed  to the  Distributor  or a
               Successor Distributor, as the case may be

          B=   Total average Net Asset Value of all such Class 529-B shares of a
               Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH
SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable
Portion had no such change occurred, the definitions of the Distributor's
Allocable Portion and/or the Successor Distributor's Allocable Portion in
respect of the Class 529-B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the
Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [name of fund]
                                 relating to its
                               CLASS 529-C SHARES

                  WHEREAS, [name of fund] (the "Fund") is a Maryland
corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class 529-C shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class 529-C shares.
The categories of expenses are as follows:

a.   Service Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears a service fee (the  "Service  Fee"),  which shall accrue daily in an amount equal to the daily  equivalent of 0.25% per annum of the net asset value of the Fund's Class 529-C shares  outstanding  on each day.
     The Service Fee  compensates  the  Distributor  for paying  service-related expenses, including Service Fees to others in respect of Class 529-C shares of the Fund.

b.   Distribution Fees. The Fund shall pay to the Distributor no more frequently than monthly in arrears its "Allocable  Portion" as described in Schedule A to this  Plan  ("Allocation  Schedule"),  and  until  such time as the Fund designates a successor to AFD as distributor,  the Allocable  Portion shall equal 100% of a fee (the  "Distribution  Fee"), which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Fund's Class 529-C shares outstanding on each day. The

                                                       1

     Distribution Fee compensates the Distributor for providing distribution and sales-related services in respect of Class 529-C shares of the Fund.

                  The Distributor may sell and assign its right to its Allocable
Portion (but not its obligations to the Fund under the Agreement) of the
Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Fund may have against the Distributor, it being understood that the Fund is not releasing the Distributor from any of its obligations to the Fund under the Agreement or any of the assets the Distributor continues to own. The Fund may agree, at the request of the Distributor, to pay the Allocable
Portion of the Distribution Fee directly to the third party transferee.

                  Any Agreement between the Fund and the Distributor relating to the Fund's Class 529C shares shall provide that:

(i)  the Distributor  will be deemed to have performed all services  required to be  performed in order to be entitled to receive its  Allocable  Portion of the  Distribution  Fee  payable in respect of each  "Commission  Share" (as defined in the Allocation  Schedule) upon the settlement  date of each sale
     of  such   Commission   Share  taken  into  account  in  determining   such
     Distributor's Allocable Portion of the Distribution Fee;

(ii) notwithstanding anything to the contrary in this Plan or the Agreement, the
     Fund's  obligation  to pay the  Distributor  its  Allocable  Portion of the
     Distribution  Fee shall not be  terminated or modified  (including  without limitation,  by change in the rules  applicable  to the  conversion  of the
     Class 529-C shares into shares of another class) for any reason  (including a termination of this Plan or the Agreement  between such  Distributor  and the Fund) except:

     (a)  to the extent  required by a change in the  Investment  Company Act of
          1940 (the "1940 Act"),  the rules and regulations  under the 1940 Act, the Conduct Rules of the National  Association of Securities  Dealers,
          Inc.  (the  "NASD"),   or  any  judicial   decisions  or  interpretive
          pronouncements  by the  Securities and Exchange  Commission,  which is either  binding upon the  Distributor  or generally  complied  with by similarly  situated  distributors of mutual fund shares,  in each case enacted, promulgated, or made after February 15, 2002,

     (b)  on a basis which does not alter the Distributor's Allocable Portion of the Distribution  Fee computed with reference to Commission  Shares of the Fund, the Date of Original  Issuance (as defined in the Allocation
          Schedule)  of  which  occurs  on or  prior  to the  adoption  of  such termination  or  modification  and with  respect  to Free  Shares  (as defined in the Allocation  Schedule)  which would be attributed to the
          Distributor  under the  Allocation  Schedule  with  reference  to such
          Commission Shares, or

     (c)  in connection  with a Complete  Termination (as defined below) of this
          Plan by the Fund;

                                                       2

(iii) the Fund  will  not take any  action  to waive or  change  any  contingent deferred  sales charge  ("CDSC") in respect of the Class 529-C shares,  the
     Date of Original Issuance of which occurs on or prior to the taking of such action  except  as  provided  in the  Fund's  prospectus  or  statement  of additional  information  on the date  such  Commission  Share  was  issued, without the consent of the Distributor or its assigns;

(iv) notwithstanding  anything to the  contrary  in this Plan or the  Agreement, none of the termination of the Distributor's role as principal  underwriter of the Class 529-C shares of the Fund, the  termination of the Agreement or the termination of this Plan will terminate the Distributor's  right to its
     Allocable  Portion  of the CDSCs in respect  of Class  529-C  shares of the
     Fund;

(v)  except as  provided  in (ii)  above  and  notwithstanding  anything  to the contrary in this Plan or the  Agreement,  the Fund's  obligation to pay the
     Distributor's  Allocable Portion of the Distribution Fees and CDSCs payable in respect of the Class  529-C  shares of the Fund  shall be  absolute  and unconditional and shall not be subject to dispute, offset,  counterclaim or any defense whatsoever,  at law or equity,  including,  without limitation, any  of  the  foregoing  based  on  the  insolvency  or  bankruptcy  of the
     Distributor; and

(vi) until  the  Distributor   has  been  paid  it  Allocable   Portion  of  the
     Distribution  Fees in respect of the Class  529-C  shares of the Fund,  the
     Fund will not adopt a plan of  liquidation  in respect  of the Class  529-C shares without the consent of the Distributor and its assigns. For purposes of this Plan, the term Allocable  Portion of the Distribution Fees or CDSCs payable in respect of the Class 529-C shares as applied to any  Distributor shall  mean the  portion  of such  Distribution  Fees or CDSCs  payable  in respect of such Class 529-C shares of the Fund allocated to the Distributor in accordance with the Allocation Schedule as it relates to the Class 529-C shares of the Fund, and until such time as the Fund  designates a successor to AFD as  distributor,  the  Allocable  Portion  shall  equal  100% of the
     Distribution  Fees and CDSCs. For purposes of this Plan, the term "Complete
     Termination"  in  respect  of this Plan as it  relates  to the Class  529-C shares means a termination of this Plan involving the complete cessation of the payment of Distribution Fees in respect of all Class 529-C shares,  the
     termination   of  the   distribution   plans  and  principal   underwriting
     agreements,  and the  complete  cessation of the payment of any asset based sales  charge  (within  the  meaning of the  Conduct  Rules of the NASD) or similar  fees in respect of the Fund and any  successor  mutual fund or any mutual fund acquiring a substantial  portion of the assets of the Fund (the
     Fund and such other mutual funds  hereinafter  referred to as the "Affected
     Funds") and in respect of the Class 529-C  shares and every future class of shares (other than future classes of shares  established more than one year after  the  date of  such  termination)  which  has  substantially  similar characteristics  to the Class 529-C  shares (all such classes of shares the
     "Affected  Classes of Shares") of such  Affected  Funds taking into account the manner of

                                                       3

     payment  and amount of asset  based  sales  charge,  CDSC or other  similar charges  borne  directly  or  indirectly  by the  holders  of such  shares;
     provided that

     (a)  the Board of Directors/Trustees of such Affected Funds,  including the
          Independent  Directors/Trustees  (as  defined  below) of the  Affected
          Funds,  shall have  determined  that such  termination  is in the best interest of such Affected Funds and the  shareholders of such Affected
          Funds, and

     (b)  such  termination  does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of this
Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class 529-C shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class 529-C shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  Notwithstanding the foregoing or paragraph 6, below, any
amendment or termination of this Plan shall not affect the rights of the
Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding  Class 529-C shares of the Fund, on not more than sixty (60) days' written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                                                       4

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-C shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-C shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[name of fund]

By
----------------------------------------------------------------

By
---------------------------------------------------------------

                                                       5

                                     FORM OF
                                   SCHEDULE A
                                     to the
                             Plan of Distribution of
                                 [name of fund]

                               ALLOCATION SCHEDULE

                  The following relates solely to Class 529-C shares.

                  The Distributor's Allocable Portion of Distribution Fees and
CDSCs in respect of Class 529-C shares shall be 100% until such time as the
Distributor shall cease to serve as exclusive distributor of Class 529-C shares;
thereafter, collections that constitute CDSCs and Distribution Fees relating to
Class 529-C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

                  Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated
Principal Underwriting Agreement (the "Distribution Agreement"), of which this
Schedule is a part. As used herein the following terms shall have the meanings indicated:

                  "Commission Share" means each 529C share issued under
circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any 529C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable
Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

                  "Date of Original Issuance" means in respect of any Commission
Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

                  "Free Share" means, in respect of a Fund, each 529C share of the Fund, other than a Commission Share (including, without limitation, any 529C share issued in connection with the reinvestment of dividends or capital gains).

                  "Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

                  "Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

                  "Omnibus Share" means, in respect of a Fund, a Commission
Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account. If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-C shares, the Distributor

                                                      A-1

reasonably determines that the transfer agent is able to track all Commission
Shares and Free Shares sold by any of the selling agents listed on Exhibit I in the same manner as Commission Shares and Free Shares are currently tracked in respect of selling agents not listed on Exhibit I, then Exhibit I shall be amended to delete such selling agent from Exhibit I so that Commission Shares and Free Shares sold by such selling agent will no longer be treated as Omnibus
Shares.

PART I: ATTRIBUTION OF Class 529-C SHARES

                  Class 529-C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)  Commission Shares other than Omnibus Shares:

     (a)  Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission
          Shares")  attributed  to the  Distributor  shall be those  Non-Omnibus
          Commission  Shares the Date of Original  Issuance of which occurred on or after the Inception Date of the applicable  Fund and on or prior to the date the Distributor  ceased to be exclusive  distributor of Class
          529-C shares of the Fund.

     (b)  Non-Omnibus   Commission   Shares   attributable   to  each  Successor
          Distributor shall be those  Non-Omnibus  Commission Shares the Date of
          Original  Issuance  of which  occurs  after  the date  such  Successor
          Distributor became the exclusive  distributor of Class 529-C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-C shares of the Fund.

     (c)  A Non-Omnibus  Commission  Share of a Fund issued in  consideration of the  investment  of  proceeds  of  the  redemption  of  a  Non-Omnibus
          Commission Share of another fund (the "Redeeming  Fund") in connection with a permitted free  exchange,  is deemed to have a Date of Original
          Issuance identical to the Date of Original Issuance of the Non-Omnibus
          Commission  Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor  Distributor  based upon such Date of Original  Issuance in accordance  with rules (a) and
          (b) above.

(2)  Free Shares:

                  Free Shares that are not Omnibus Shares ("Non-Omnibus Free
Shares") of a Fund outstanding on any date shall be attributed to the
Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determine that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus
Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a),
(b) and (c) above.

                                                      A-2

(3)  Omnibus Shares:

                  Omnibus Shares of a Fund outstanding on any date shall be
attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non- Omnibus Commission Shares of the applicable
Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus
Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b)
and (c) above.

PART II: ALLOCATION OF CDSCs

(1)  CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

                  CDSCs in respect of the redemption of Non-Omnibus Commission
Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)  CDSCs Related to the Redemption of Omnibus Shares:

                  CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the
Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor
Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

                  Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)  The  portion of the  aggregate  Distribution  Fee accrued in respect of all
     Class 529-C  shares of a Fund during any  calendar  month  allocable to the
     Distributor or a Successor  Distributor  is determined by  multiplying  the total of such Distribution Fee by the following fraction:

     (A + C)/2    divided by      (B + D)/2

     where:

     A=   The  aggregate  Net  Asset  Value of all  Class  529-C  shares  A= The aggregate  Net  Asset  Value  of  all  Class  529-C  shares  of a Fund attributed to the  Distributor or such Successor  Distributor,  as the case may be, and outstanding at the beginning of such calendar month

     B=   The  aggregate  Net Asset Value of all Class 529-C shares of a Fund at the beginning of such calendar month

     C=   The  aggregate  Net Asset  Value of all Class  529-C  shares of a Fund attributed to the  Distributor or such Successor  Distributor,  as the case may be, and outstanding at the end of such calendar month

     D=   The  aggregate  Net Asset Value of all Class 529-C shares of a Fund at the end of such calendar month

                  (2) If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net
Asset Value of the Commission Shares (or all Class 529-C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-C shares of a Fund during a particular calendar month will be allocated to the
Distributor or a Successor Distributor by multiplying the total of such
Distribution Fee by the following fraction:

         (A)/(B)

where:

     A=   Average Net Asset  Value of all such Class  529-C  shares o A= Average
          Net  Asset  Value of all such  Class  529-C  shares of a Fund for such
          calendar   month   attributed  to  the   Distributor  or  a  Successor
          Distributor, as the case may be

     B=   Total average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH
SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable
Portion had no such change occurred, the definitions of the Distributor's
Allocable Portion and/or the Successor Distributor's Allocable Portion in
respect of the Class 529-C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the
Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                               CLASS 529-E SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class 529-E shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.75% per annum of the average net assets of the Fund's Class 529-E shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.50%, each such percentage being per annum of the average net assets of the Fund's Class 529-E shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-E shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-E shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class 529-E shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class 529-E shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding  Class 529-E shares of the Fund, on not more than sixty (60) days' written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-E shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-E shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
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By
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                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                               CLASS 529-F SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class 529-F shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average net assets of the Fund's Class 529-F shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.25%, each such percentage being per annum of the average net assets of the Fund's Class 529-F shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-F shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-F shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class 529-F shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class 529-F shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding  Class 529-F shares of the Fund, on not more than sixty (60) days' written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-F shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-F shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
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By
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                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                CLASS R-1 SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class R-1 shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class R-1 shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.75%, each such percentage being per annum of the average net assets of the Fund's Class R-1 shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-1 shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-1 shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class R-1 shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class R-1 shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding Class R-1 shares of the Fund,  on not more than sixty (60)  days'  written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-1 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-1 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
--------------------------------------------------------------------

By
--------------------------------------------------------------------

                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [name of fund]
                                 relating to its
                                CLASS R-2 SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class R-2 shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund's Class R-2 shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.75%, each such percentage being per annum of the average net assets of the Fund's Class R-2 shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-2 shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-2 shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class R-2 shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class R-2 shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding Class R-2 shares of the Fund,  on not more than sixty (60)  days'  written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-2 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-2 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
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By
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                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                CLASS R-3 SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class R-3 shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.75% per annum of the average net assets of the Fund's Class R-3 shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.50%, each such percentage being per annum of the average net assets of the Fund's Class R-3 shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-3 shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-3 shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class R-3 shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class R-3 shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding Class R-3 shares of the Fund,  on not more than sixty (60)  days'  written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-3 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-3 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
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By
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                                     Form of
                              AMENDED AND RESTATED
                              PLAN OF DISTRIBUTION
                                       of
                                 [Name of Fund]
                                 relating to its
                                CLASS R-4 SHARES

                  WHEREAS, [Name of Fund] (the "Fund") is a Maryland corporation that offers various classes of shares of common stock; and

                  WHEREAS, American Funds Distributors, Inc. ("AFD") or any
successor entity designated by the Fund (AFD and any such successor collectively are referred to as "Distributor") will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the "Agreement"); and

                  WHEREAS, the purpose of this Plan of Distribution (the "Plan")
is to authorize the Fund to bear expenses of distribution of its Class R-4 shares; and

                  WHEREAS, the Board of Directors of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

                  NOW, THEREFORE, the Fund adopts this Plan as follows:

                  1. Payments to Distributor. The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average net assets of the Fund's Class R-4 shares.

                  The categories of expenses permitted under this Plan include service fees ("Service Fees") in an amount not to exceed 0.25%, and distribution fees ("Distribution Fees") in an amount not to exceed 0.25%, each such percentage being per annum of the average net assets of the Fund's Class R-4 shares. The actual amounts paid shall be determined by the Board of Directors.
The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-4 shares of the
Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-4 shares of the Fund.

     Notwithstanding the foregoing, the Distributor will retain such fees (after all  permissible  payments to third  parties)  only with  respect to accounts to which a broker-dealer other than the Distributor has been assigned.

                  2. Approval by the Board. This Plan shall not take effect
until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Directors of the Fund and (ii) those Directors of the Fund who are not "interested persons" of the

Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

                  3. Review of Expenditures. At least quarterly, the Board of
Directors shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

                  4. Termination of Plan. This Plan may be terminated as to the
Fund's Class R-4 shares at any time by vote of a majority of the Independent
Directors, or by vote of a majority of the outstanding Class R-4 shares of the
Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005. It may thereafter be continued
from year to year in the manner provided for in paragraph 2 hereof.

                  5. Requirements of Agreement. Any Agreement related to this
Plan shall be in writing, and shall provide:

a.   that such  Agreement may be terminated as to the Fund at any time,  without payment  of any  penalty  by the  vote  of a  majority  of the  Independent
     Directors or by a vote of a majority of the outstanding Class R-4 shares of the Fund,  on not more than sixty (60)  days'  written  notice to any other party to the Agreement; and

b.   that  such  Agreement  shall  terminate  automatically  in the event of its assignment.

                  6. Amendment. This Plan may not be amended to increase
materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-4 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-4 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

                  7. Nomination of Directors. While this Plan is in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors of the Fund.

                  8. Issuance of Series of Shares. If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

                  9. Record Retention. The Fund shall preserve copies of this
Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

                  IN WITNESS WHEREOF, the Fund has caused this Plan to be
executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By
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By
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